Exhibit 99.1

Euramax International, Inc.

Code of Business Conduct and Ethics

GENERAL POLICY

It is the policy of Euramax International, Inc. and its subsidiary companies that every officer and employee shall at all times and in all ways respect and obey both the letter and the spirit of applicable laws, rules and regulations and that every employee shall strive to adhere to the highest standards of ethics, morality, honesty and decency in the performance of the duties of his or her job.  Failure to adhere to this general policy and the specific policies set forth in this Code of Business Conduct and Ethics can result in immediate discipline, including dismissal.

SPECIFIC POLICIES

To ensure that every employee adheres to the General Policy, Euramax has adopted several specific policies, set forth below.  Although the specific policies do not cover every conceivable situation an employee may face, they provide a starting point.  If any employee has any questions about whether certain conduct is lawful or otherwise meets Euramax standards, that employee should immediately ask his or her supervisor, President, Managing Director or a Compliance Officer (refer to “Compliance Officer” below).  Unless otherwise noted, the specific policies and references to Euramax or company “employees” apply to each employee and officer of Euramax International, Inc. and its subsidiaries.

POLICY ON CONFLICTS OF INTEREST AND CORPORATE OPPORTUNITIES

It is Euramax’s policy to prohibit conflicts of interest, except as approved by the Board of Directors.  A “conflict of interest” occurs when an individual’s private interest interferes – or even appears to interfere – with the interests of Euramax.  A conflict situation can arise when an employee or officer takes actions or has interests that may make it difficult to perform his or her work for Euramax objectively and effectively; for example, if he or she has a role in an organization that does business with or competes against Euramax.  Conflicts of interest also arise when an employee or officer or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.  Any Euramax employee or officer who has a question regarding a potential conflict of interest should consult with a Compliance Officer.

Corporate Opportunities

Euramax’s employees are prohibited from:

•                  taking for themselves unauthorized personal opportunities that are discovered through the use of corporate property, information or position;

•                  using corporate property, information or position for unauthorized personal gain; and

•                  competing with Euramax.

Protection and Use of Company Assets

Euramax employees should endeavor to protect the Company’s assets and ensure their efficient use.  Theft, carelessness and waste have a direct impact on the Company’s profitability.  Euramax’s property is to be used for appropriate business purposes.  Refer to the Company’s Electronic Media Policy regarding personal use of electronic media and communication systems and equipment.

Gifts, Donations, Entertainment and Favors

No Euramax employee may give or accept anything of greater than nominal value to or from any current or prospective customers, suppliers, vendors, public or political party officials or other persons in similar positions.  The giving or acceptance of cash gifts (including cash equivalents such as stocks or bonds), personal loans, discounts or any other gift or favor that may be considered a bribe or a kickback or other illegal or unethical payment is strictly prohibited regardless of value.  In addition, Euramax employees may not solicit gifts, gratuities or meal or entertainment invitations from anyone with whom Euramax does, or is negotiating to do, business.  Under no circumstances may Euramax corporate funds be unlawfully used for political contributions of any sort.

Euramax recognizes that the occasional exchange of business courtesies, such as modest gifts (but never cash gifts), meals and entertainment (including invitations to attend sporting events or holiday parties), is a common practice meant to create goodwill and establish trust in relationships.  Therefore, this policy is not intended to preclude the giving or acceptance of such common courtesies, provided that the value of the gratuity is nominal in relation to the circumstances in which it is offered and accepted or in accordance with generally accepted business practices of the country and industry and is not intended to influence the business decisions of the person involved.  An employee who is offered or receives a gift of a nature that would contravene this policy should politely decline or return the gift.

This policy is intended to apply to all Euramax employees and any members of their immediate families.  If an employee has any question about the application of this policy, the employee should disclose the circumstances involved and seek approval from the President or Managing Director of his or her employer or a Compliance Officer.

SECURITIES TRADING POLICY

Trading in the stock or other securities of publicly traded companies or “tipping” others on the basis of material, non-public information is forbidden as a matter of U.S. law, and every effort should be taken to avoid even an appearance that any Euramax employee who buys or sells Euramax securities (such as Euramax bonds) or securities of Euramax’s customers or suppliers did so while in possession of such inside information.  Euramax employees are not permitted to use or share such material, non-public information for securities trading purposes.  The U.S. laws applicable to insider trading apply not only to Euramax securities owned directly by Euramax employees and their immediate families, but also to Euramax securities in any employee benefit or retirement account where the employee has the right or ability to direct his or her investments.

Inside information is not easily defined, but generally means non-public information that a reasonable investor would consider in making a decision about buying, holding or selling Euramax securities.  Because this standard can be imprecise, it is prudent to err on the side of not trading to make sure there is not even the appearance of improper conduct.

In order to maintain compliance with Euramax’s Securities Trading Policy, Euramax requires any employee who generally has access to “material” non-public information, even if that person does not have access to such information at the time of the contemplated purchase or sale, to obtain clearance from a Compliance Officer in advance of any transaction in Euramax securities.  Any Euramax employee who has a question about the propriety of his or her conduct under this policy should seek advice from Euramax’s Compliance Officer.

Because Euramax is an issuer subject to the securities regulation laws of the United States, the prohibitions on insider trading involving Euramax securities apply to Euramax employees, agents, managers, officers and directors throughout the world.

POLICY ON DEALINGS ABROAD

Foreign Corrupt Practices

Euramax does not permit its employees or independent third parties acting on behalf of the Company to offer, pay, promise to pay or authorize the payment of money or anything of value to an official or employee of a government or to a political party, party official or candidate for political office, where such a payment is made to influence or reward official conduct in an effort to help Euramax secure or keep business.

Although discouraged, facilitating payments are not prohibited under the U.S. Foreign Corrupt Practices Act.  These are nominal payments to low-level government employees that are considered normal business practice in some countries to expedite or secure a service or routine administrative action that these individuals ordinarily perform and to which the company or person is entitled.  This includes speeding up the processing of government papers or providing phone service, but generally does not include a discretionary action (such as a more favorable tariff classification).  No facilitating payments may be made without the prior approval of a Compliance Officer.

Any Euramax employee who has a question about the propriety of his or her conduct under this policy should seek advice from Euramax’s Compliance Officer.

Antiboycott

Euramax must comply with applicable U.S. antiboycott laws.  U.S. antiboycott laws generally prohibit U.S. companies and their worldwide subsidiaries from cooperating with international boycotts which the U.S. government does not sanction.  A boycott occurs when a person or group of people refuse to do business with certain other people or countries.

Export Control Laws

Euramax must comply with all applicable national and multinational export control laws.  For example, U.S. export control laws apply to the export and re-export of U.S. goods and technology.  Under certain circumstances, these laws prohibit U.S. companies and subsidiaries of U.S. companies, including those located outside the United States, from dealing directly or indirectly with particular countries with respect to certain transactions.

ANTITRUST POLICY

Euramax competes vigorously, fairly and independently for business in every ethical way in every area of every market for Euramax products.  The antitrust and competition laws of the countries in which Euramax does business are the foundation of competitive free enterprise.

Discussions with Competitors

Euramax must not enter into agreements, understandings, or even discussions with any of its competitors in contravention of antitrust and competition laws of countries in which Euramax conducts business.  Euramax’s Executive Officers and Compliance Officers share Euramax’s commitment to compliance with the antitrust and competition laws.  Please consult them if you have any questions or concerns and any time you need assistance in understanding or complying with this policy.

Competitive Information

All employees may obtain as much information as they can about Euramax’s competitors from public sources and from the Company’s customers.

However, they are not allowed to, under any circumstances, obtain or seek any information about competitors, prices, costs or business plans directly from the competitors themselves.

SUPPLIER RELATIONSHIPS

In all of Euramax’s business dealings, it is critical to strive to give others fair and even-handed treatment, whether they are a customer, supplier, competitor or other party dealing with Euramax.  No Euramax employee should knowingly make an untrue statement to anyone with whom he or she has dealings.  This is true not only with Euramax, but also the manner in which Euramax treats its suppliers, with whom Euramax should work diligently to develop a strong alliance and positive relationship.

If an employee represents Euramax in the marketplace, Euramax expects the employee to work not only vigorously, but also fairly.  Among other criteria, Euramax employees should evaluate the suppliers on price and service, their technical leadership and quality and reliability.  It is important that Euramax employees conduct all affairs in respect to purchasing in a lawful manner, consistent with the highest ethical standards prevailing in the business communities in which Euramax operates.

ENVIRONMENT, HEALTH & SAFETY POLICY

Environmental Protection Policy

It is Euramax’s policy to operate its business in a manner that protects the environment.  Euramax recognizes environmental protection as a sound business practice that conserves resources, reduces potential liabilities and safeguards employees and the community.  Environmental protection and pollution prevention is a responsibility of every Euramax employee.

This policy applies Company-wide.  It is the personal responsibility of every employee to comply with this policy and the environmental procedures adopted to achieve this policy.

Environmental Protection Compliance Procedures

To meet its overall policy, Euramax shall:

•                  comply with all environmental laws and regulations;

•                  reduce risks associated with past, present and future hazardous material use;

•                  reduce hazardous waste generation through a source reduction and waste minimization program in accordance with governmental agency and Company guidelines;

•                  conserve energy in operations and design efficient and safe manufacturing processes;

•                  increase environmental awareness and knowledge of requirements among all levels of employment; and

•                  monitor improvements in environmental and safety and health protection technology.

Employees’ Environmental Duties

Every Euramax employee must:

•                  comply with all Company policies and government environmental rules and laws; and

•                  immediately report, in accordance with Euramax’s Environmental and Safety policies, all spills, releases and other incidents involving hazardous materials.

POLICY ON TRADE SECRETS AND CONFIDENTIAL INFORMATION

Business Information

Euramax employees deal on a daily basis with information about the Company and its businesses.  This information includes business plans, manufacturing processes and technology, marketing and pricing information, customer lists and plans for new businesses and ventures.  Euramax’s business could be damaged if this information were disclosed to competitors or to anyone else outside the Company.

Each Euramax employee should assume that all such information is confidential (except in those circumstances where Euramax has disclosed the information in published reports or where the employee can otherwise verify that the information is publicly known).  Similarly, each Euramax employee should assume that all information disclosed to Euramax by its customers and suppliers is confidential (except in those circumstances where the customer or supplier has explicitly consented to its disclosure or the employee can otherwise verify that the information is publicly known).  Each Euramax employee is obligated, during and after his or her employment, to hold all such confidential information in confidence, to refrain from disclosing any such information to any person outside the Company without the Company’s prior consent, and to refrain from using such information for any purpose other than the performance of his or her duties to the Company, except where disclosure is required pursuant to applicable law.

Personal Information

Personal data shall be collected and maintained in a confidential way that ensures that the data is accessible only to those individuals with a legitimate business need to know the data.

POLICY ON EQUAL OPPORTUNITY, DISCRIMINATION AND HARASSMENT

All employees have the right to be treated with respect and dignity and to work in an environment free from all forms of unlawful employment discrimination, including sexual harassment and harassment based on race, color, national origin, ancestry, nationality, citizenship, religion, age, sexual orientation, disability, veteran’s status or any other characteristic protected by law.  It is, therefore, Euramax’s policy that unlawful discrimination, including harassment in any of these forms, of employees by their supervisors or co-workers is strictly prohibited.  Such conduct will not be tolerated and should be reported promptly as outlined in this policy.  It is also Euramax’s policy not to discriminate against any applicants for employment on any of the bases described above.

For purposes of this policy, harassment is defined as verbal or physical conduct that denigrates or shows hostility or aversion toward an individual for any of the reasons listed above and that:

•                  has the purpose or effect of creating an intimidating, hostile or offensive work environment;

•                  has purpose or effect of unreasonably interfering with an individual’s work performance; or

•                  otherwise adversely affects an individual’s employment opportunities.

•                  Some examples of such harassment are: using epithets, slurs or negative stereotypes; threatening, intimidating or engaging in hostile acts that relate to a protected characteristic; purported jokes or pranks; placing on walls, bulletin boards or elsewhere on Company premises (or circulating in the workplace via any media) oral, written or graphic material that denigrates or shows hostility or aversion toward a person or group because of a protected characteristic.

POLICY ON FAIR DEALING AND TRUTH IN REPORTS AND RECORDS

Euramax employees should endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees.  Euramax employees are prohibited from taking unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

Euramax employees shall not knowingly create, maintain or submit records, reports or statements that are inaccurate, false or misleading.  All Euramax employees have an affirmative duty to ensure that any statement or representation made on Euramax’s behalf is truthful and accurate.  While this policy applies to all communications made in Euramax’s name, it is especially critical with regard to any statement, letter or document that is directed to, or may be relied upon by, any governmental agency.

Falsification in records, submissions or statements is a type of conduct that is extremely likely to give rise to violations of the law, as well as the appearance of impropriety.  Individuals who fill out or who are responsible for or who make statements to governmental or regulatory agencies must exercise care to ensure that such records or statements are accurate.  In this regard, it is always preferable to be truthful and to admit ignorance when that is the case rather than to speculate.  Similarly, Euramax employees should always check facts to be certain they are accurate rather than providing information or reports to governmental or regulatory agencies based on guesses or assumptions.

POLICY ON FINANCIAL REPORTING

Euramax International, Inc.’s Chief Executive Officer, Chief Financial Officer, Controller and all members of its Finance Department with financial reporting responsibilities shall:

•                  engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  promote full, fair, accurate, timely and understandable disclosure in reports and documents that Euramax files with, or submits to, the Securities and Exchange Commission and in other public communications;

•                  comply with applicable governmental laws, rules and regulations; and

•                  promptly report any violation of this Code of Business Conduct and Ethics to a Compliance Officer or any of the contacts listed herein.

EMPLOYEES’ DUTIES

While carrying out responsibilities in their capacity as an employee of the company, all Euramax employees, including all levels of management and hourly and part time employees, are required to follow the policies set forth in this Code.  Further, all Euramax employees must obey all applicable laws, rules and regulations, regardless of what local or industry practice may be in any given area.

Any Euramax employee who has questions about whether a particular action he or she is contemplating, or a situation he or she is involved with, might be inconsistent with Company policy or might be improper for any other reason, should raise the question with his or her supervisor, President, Managing Director or a Compliance Officer and get it resolved before taking the action or allowing the situation to continue.

COMPLIANCE PROCEDURES

Certain management personnel will be periodically required to submit a signed verification to the effect that he or she is familiar with the policies of Euramax’s Code of Business Conduct and Ethics and has observed them and is unaware of any violations of the policies.  Any employee who becomes aware of any violation of this Code must immediately report the violation to his or her supervisor, President, Managing Director or to a Compliance Officer.

Any employee who reports a violation will be treated with dignity and respect and will not be subjected to any form of discipline or retaliation for reports made in good faith.  Any employee who believes that he or she is being treated unfairly as a result of a making such a report should report this to a Compliance Officer.  Any person found to have retaliated against or in any way punished another employee for having in good faith reported a violation will be subject to discipline, up to and including discharge.

Compliance Officer

Euramax has appointed the following Compliance Officers:

R. Scott Vansant

John Kurkis

A Compliance Officer is responsible for all aspects of compliance, for establishing and revising the policies set forth in this manual, and for the implementation of the procedures designed to achieve these policies.

How to Report Violations

All Euramax employees must immediately report any violations of the policies and procedures set forth in this manual.  Any Euramax employee who in good faith reports a violation of these policies or procedures may not be subjected to punishment or retribution in any form.

Every employee who knows of a violation of a policy or compliance procedure has three ways to report it: (1) to his or her supervisor (2) to the President or Managing Director of their employee or (3) to a Compliance Officer.

Every employee should first report a violation to his or her supervisor, unless the employee feels hesitant in any way about reporting such a violation to his or her supervisor (if, for example, the supervisor is personally involved in the violation).  In that case, the employee may report the violation to the President or Managing Director of their employer or to a Compliance Officer.  In either case, the employee who in good faith makes the report may not be punished or retaliated against for making the report.

To report a suspected violation to a Euramax Compliance Officer, an employee may either (1) write or (2) phone the following:

R. Scott Vansant	Phone: 770-239-9523
Euramax International, Inc.	Email: svansant@euramax.com
5445 Triangle Parkway
Suite 350
Norcross, GA 30092

John Kurkis	Phone: 770-239-9531
Euramax International, Inc.	Email: jkurkis@euramax.com
5445 Triangle Parkway
Suite 350
Norcross, GA 30092

In addition, any complaints regarding accounting, internal controls, auditing matters or a Compliance Officer itself should be communicated to the Euramax International, Inc. Board of Directors by submitting them to the following:

Joe Silvestri	Phone: 212-559-2081
Citicorp Venture Capital, Ltd.	jsilvestri@cvcltd.com
399 Park Avenue - 14th Floor
New York, NY 10043

Any such complaints may be submitted on a confidential, anonymous basis.